Major Categories of Interest and Similar Income, Net (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Interest and Other Income [Line Items]
Fixed-maturity securities	$ 27,699	$ 29,131	$ 29,904
Short-term securities	24	7	13
Policy loans	18	17	21
Other	24	24	4
Total	27,765	29,179	29,942
Less: Investment expenses	378	320	307
Total interest and similar income, net	$ 27,387	$ 28,859	$ 29,635